SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K
                             -----------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934.


          Date of Report (Date of earliest event reported): May 28, 2004


                             CIMETRIX, INCORPORATED
           -----------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


     Nevada                   0-16454                      87-0439107
     ------                   -------                     -----------
State of Incorporation   Commission File No.     IRS Employer Identification No.



           6979 South High Tech Drive, Salt Lake City, Utah 84047-3757
         --------------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, Including Area Code: (801) 256-6500


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events
=====================

Results of Annual Meeting of Shareholders

     On May 28, 2004 Cimetrix, Incorporated (the "Company") announced that all proposals voted on at its annual meeting of shareholders held on May 22, 2004 were approved or ratified. A copy of the Company's press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

     A copy of the slide presentation used at the annual shareholder meeting is also attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.



Item 7. Financial Statements, Pro-Forma Financial Information and Exhibits
==========================================================================

        (c)      Exhibits

                99.1     Press Release dated May 28, 2004
                99.2     Slide Presentation given at Annual Shareholder Meeting



                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          CIMETRIX, INCORPORATED
                                              (Registrant)



Dated: May 28, 2004                      By:/S/ Robert H. Reback
                                           --------------------
                                           Robert H. Reback
                                           President and Chief Executive Officer